Data as of 1/31/18

Manager's Commentary

Market Review

Investor sentiment remained upbeat in January, driving Greater China Equities up close to 10% in U.S. Dollar ("USD") terms. Contrary to the technology led rally in 2017, market winners became broader based in early 2018. For example, the top performing sectors included energy and financials, both of which happened to be laggards in the 2017 bull market.

Fund Review

2017 was a year when investors crowded into high growth, high valuation names. The rotation out of winners into laggards in 2018, in our view, signals that market participants are becoming more rational and are increasingly focused on underappreciated growth potential. This is typically favorable for our strategy, where the strongest alpha names are often found in previously underappreciated areas.

For example, the top active contributor was China Construction Bank Corp. The Chinese banking sector has long been an underweighted area by international investors, due to concerns over the asset quality and shadow banking systems in China. However, starting in the second half of 2017, our channel checks suggested stabilization of asset quality in China, which was later confirmed by the non-performing loan formation data reported by Chinese banks. We believe this sector was overly punished and added to our position in China Construction Bank Corp., which we believe enjoys the best asset quality among the big four banks. This decision started to bear fruit in 2018.

Conversely, the top detractor was Digital China Holdings Ltd., one of the leading information technology ("IT") services providers in China. After a strong rebound in December 2017, this stock became a victim of profit taking in January. This is despite a positive business development for the company - it entered into a strategic cooperation agreement with Guangzhou City Construction & Development Co., Ltd. and GRG Banking Equipment Co., Ltd. in new smart city initiatives. We believe Digital China Holdings Ltd. is gradually showcasing its capabilities in IT services and should, over time, build investors' confidence.

Overall in January, our portfolio outperformed the benchmark by 1.81%.

Outlook

After the strong market performance over the past few months, it was not surprising to see a setback in early February. While there have been many reasons cited for the market pullback, we believe the correction in Greater China Equities is driven more by sentiment than fundamentals. Structurally, we see this as a short term setback in the continuation of a longer term up-market in emerging markets, underpinned by a more stable economic environment in China, good momentum in corporate earnings growth, a structural underweight position in emerging markets by many global investors, and reasonable valuations.

Such a market reset is also a good reason for investors to revisit their portfolios and carefully choose stocks with good risk-return profiles rather than chasing the momentum. Therefore, we do not expect to see a repeat of the 2017 one-sided, tech driven rally. Areas where we tend to find more underappreciated opportunities include the Chinese banking sector, consumer brands and entertainment companies. In particular, we prefer to invest in those with company specific catalysts, such as increasing market share, product upgrades and efficiency improvement. Lastly, we are also adding back some positions in high quality players along the semiconductor supply chain, which we believe have overly corrected in the recent tech sell off.

In Brief
Fund Data
Description	Seeks to achieve longterm capital appreciation through investments in China companies.
Listing Date (NYSE)	July 10, 1992
Total Fund Assets (millions)	$411.4
Median Market Cap (in billions)	$14.7
Distribution Frequency	Annual
Management Firm	Allianz Global Investors U.S. LLC
Portfolio Management	Christina Chung, CFA, CMA Lead Portfolio Manager

Performance (US$ Returns) (as of 1/31/18)
	Fund	Benchmark[1]
One Month	11.69%	9.88%
Three Month	15.06%	12.83%
One Year	45.28%	48.73%
Three Year	12.96%	14.88%

Net Asset Value / Market Price
Net Asset Value (NAV) / Market Price at Inception	$13.15 / $14.26
NAV / Market Price (as of 1/31/18)	$26.17 / $24.00

High / Low Ranges (52-Week)
High / Low NAV	$26.38 / $18.41
High / Low Market Price	$24.70 / $15.74
Premium/Discount to NAV (as of 1/31/18)	-8.29%

Fund Data (Common Shares)
Shares Outstanding	15,722,674
Average Daily Volume	24,898
Expense Ratio	1.49%

Fund Manager

Christina Chung, CFA, CMA

Lead Portfolio Manager

1.	MSCI Golden Dragon Index.

The China Fund, Inc.

Investment Objective

The investment objective of The China Fund, Inc. (the "Fund") is to achieve long-term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, 'China companies' are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China means the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to this policy.

Returns For Periods Ended January 31, 2018*
	1 Month	3 Month	YTD	1 Year	3 Year	5 Year	10 Year	Inception
NAV	11.69%	15.06%	11.69%	45.28%	12.96%	12.29%	8.07%	11.21%
Market Price	10.85%	16.57%	10.85%	56.26%	14.05%	11.48%	8.93%	10.48%
MSCI Golden Dragon Index	9.88%	12.83%	9.88%	48.73%	14.88%	11.76%	7.50%	—

Calendar Year Returns
	2010	2011	2012	2013	2014	2015	2016	2017
NAV	27.26%	-24.37%	12.12%	18.31%	7.82%	-5.51%	0.60%	37.92%
Market Price	23.60%	-27.51%	20.52%	12.70%	5.29%	-6.38%	-0.47%	47.41%
MSCI Golden Dragon Index	13.60%	-18.35%	22.65%	7.25%	8.06%	-7.12%	5.75%	44.19%

Past performance is not a guide to future returns.

*	Annualized for periods greater than one year.

Source: State Street Bank and Trust Company. Source for index data: MSCI as at January 31, 2018. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in net asset value and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value (NAV) percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. It is not possible to invest directly in an index.

Premium/Discount

Sector Allocation
	Fund	Benchmark[1]
Information Technology	38.95%	38.36%
Financials	23.72%	24.13%
Consumer Discretionary	10.80%	8.47%
Industrials	6.64%	5.15%
Real Estate	5.47%	7.88%
Consumer Staples	4.26%	2.16%
Telecom Services	3.46%	3.78%
Energy	2.56%	3.01%
Health Care	1.28%	1.39%
Utilities	0.80%	2.93%
Materials	0.51%	2.75%
Other assets & liabilities	1.56%	0.00%

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Country Allocation
	Fund	Benchmark[1]
China	85.92%	78.31%
Hong Kong Red Chips	20.85%	7.91%
Hong Kong 'H' shares	20.75%	19.77%
Equity linked securities ('A' shares)	0.00%	0.00%
China 'A' & 'B' shares	0.00%	0.05%
Other Hong Kong securities	44.32%	34.22%
Others	0.00%	16.37%
Taiwan	12.53%	21.69%
Other assets & liabilities	1.55%	0.00%

Top 10 Holdings
TENCENT HOLDINGS LTD (China)	10.36%
ALIBABA GROUP HOLDING LTD (China)	8.27%
TAIWAN SEMIC CO LTD (Taiwan)	7.08%
CHINA CONSTRUCTION BANK CORP (China)	6.70%
PING AN INSURANCE (China)	4.30%
SUN HUNG KAI PROPERTIES LTD (H.K.)	4.04%
CHINA MERCHANTS BANK CO LTD (China)	4.00%
HK EXCHANGES & CLEARING LTD (H.K.)	2.71%
GLOBALWAFERS CO LTD (Taiwan)	2.45%
CHINA EVERBRIGHT INTL (China)	2.28%

Portfolio Characteristics
	Fund	Benchmark[1]
P/E Ratio	17.00	16.37
P/B Ratio	2.25	1.97
Issues in Portfolio	48	290
Foreign Holdings (%)	98.44	100.00
Other assets & liabilities (%)	1.56	0.00
Yield (%)	1.91	2.04

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

1.	MSCI Golden Dragon Index.

The China Fund, Inc.

Distribution History (10 Year)

Declaration Date	Ex-dividend Date	Record Date	Payable Date	Distribution/ Share	Income	Long-term Capital Gain	Short-term Capital Gain
12/8/08	12/22/08	12/24/08	1/23/09	$5.81740	$0.48130	$5.33610	—
12/9/09	12/22/09	12/24/09	12/29/09	$0.25570	$0.25570	—	—
12/8/10	12/21/10	12/24/10	12/29/10	$2.27420	$0.37460	$1.89960	—
12/8/11	12/21/11	12/23/11	12/29/11	$2.99640	$0.17420	$2.82220	—
12/10/12	12/20/12	12/24/12	12/28/12	$3.25170	$0.34730	$2.90440	—
12/13/13	12/19/13	12/23/13	12/27/13	$3.31400	$0.43870	$2.87530	—
12/8/14	12/18/14	12/22/14	1/5/15	$3.76510	$0.29820	$3.46690	—
12/16/15	12/23/15	12/28/15	1/6/16	$1.49580	$0.21330	$0.84620	$0.43630
12/9/16	12/19/16	12/21/16	1/5/17	$0.46780	$0.46780	—	—
12/8/17	12/18/17	12/19/17	1/4/18	$0.54930	$0.54930	—	—

Distribution/Share includes Income, Long-term Capital gains and Short-term Capital gains.

The China Fund NAV Performance of $10,000 since inception

Past performance is not a guide to future returns.

Index Description

MSCI Golden Dragon Index

The MSCI Golden Dragon Index captures the equity market performance of large and mid cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

It is not possible to invest directly in an index.

The China Fund, Inc.

Portfolio in Full

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Information Technology					38.95
TENCENT HOLDINGS LTD	700	463.60	719,000	42,618,030	10.36
ALIBABA GROUP HOLDING LTD ADR	BABA	204.29	166,500	34,014,285	8.27
TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD	2330	255.00	3,332,000	29,152,356	7.08
GLOBALWAFERS CO LTD	6488	446.00	660,000	10,099,672	2.45
NANYA TECHNOLOGY CORP	2408	79.40	2,724,000	7,420,892	1.80
LARGAN PRECISION CO LTD	3008	4,005.00	52,000	7,145,528	1.74
BAIDU INC ADR	BIDU	246.92	24,101	5,951,019	1.45
ASM PACIFIC TECHNOLOGY LTD	522	106.80	433,500	5,919,451	1.44
DIGITAL CHINA HOLDINGS LTD	861	4.67	9,305,000	5,555,899	1.35
WIN SEMICONDUCTORS CORP	3105	261.00	501,000	4,486,490	1.09
CHUNGHWA PRECISION TEST TECH CO LTD	6510	1,190.00	99,000	4,042,133	0.98
FOCUS MEDIA INFORMATION TE A	002027	14.30	1,066,340	2,423,808	0.59
GOLDPAC GROUP LTD	3315	2.24	4,970,000	1,423,395	0.35
Financials					23.73
CHINA CONSTRUCTION BANK CORP	939	9.02	23,898,000	27,560,631	6.70
PING AN INSURANCE GROUP CO OF CHINA LTD	2318	92.65	1,495,000	17,709,556	4.30
CHINA MERCHANTS BANK CO LTD	3968	38.35	3,356,500	16,457,849	4.00
HONG KONG EXCHANGES & CLEARING LTD	388	296.40	293,800	11,133,996	2.71
BANK OF CHINA LTD	3988	4.71	15,500,000	9,334,126	2.27
CATHAY FINANCIAL HOLDING CO LTD	2882	54.60	2,880,000	5,395,275	1.31
FUBON FINANCIAL HOLDING CO LTD	2881	54.20	2,805,000	5,216,277	1.27
CITIC SECURITIES CO LTD	6030	20.80	1,810,000	4,813,522	1.17
Consumer Discretionary					10.81
JD.COM INC ADR	JD	49.23	152,727	7,518,750	1.83
GALAXY ENTERTAINMENT GROUP LTD	27	69.30	747,000	6,618,733	1.61
NEW ORIENTAL EDUCATION & TECHNOLOGY GROUP ADR	EDU	92.09	67,468	6,213,128	1.51
SAIC MOTOR CORP LTD A	600104	34.40	999,407	5,464,713	1.33
CHINA INTERNATIONAL TRAVEL A	601888	51.00	640,632	5,193,323	1.26
QINGLING MOTORS CO LTD	1122	2.64	14,816,000	5,000,990	1.22
SANDS CHINA LTD	1928	46.60	714,800	4,258,842	1.04
LI & FUNG LTD	494	3.99	8,120,000	4,142,380	1.01
Industrials					6.64
CHINA EVERBRIGHT INTERNATIONAL LTD	257	11.96	6,146,000	9,398,202	2.28
CN STATE CONSTRUCTION INTERNATIONAL HOLDINGS LTD	3311	11.32	3,602,000	5,213,282	1.27
QINGDAO PORT INTERNATIONAL CO LTD	6198	5.76	6,077,000	4,475,409	1.09
BEIJING ENTERPRISES HOLDINGS LTD	392	48.05	591,000	3,630,797	0.88
KING SLIDE WORKS CO LTD	2059	395.50	185,000	2,510,422	0.61
AIRTAC INTERNATIONAL GROUP	1590	463.00	133,000	2,112,813	0.51
Real Estate					5.47
SUN HUNG KAI PROPERTIES LTD	16	135.90	957,000	16,628,476	4.04
CHINA OVERSEAS LAND & INVESTMENT LTD	688	30.30	1,516,000	5,873,039	1.43
Consumer Staples					4.26
CHINA MENGNIU DAIRY CO LTD	2319	25.55	2,872,000	9,382,021	2.28
WH GROUP LTD	288	9.69	5,069,500	6,280,728	1.53
VINDA INTERNATIONAL HOLDINGS LTD	3331	14.68	984,000	1,846,895	0.45
Telecom Services					3.45
CHINA UNICOM HONG KONG LTD	762	11.72	3,660,000	5,484,408	1.33
PCCW LTD	8	4.51	8,623,000	4,972,285	1.21
CHINA MOBILE LTD	941	82.60	356,500	3,764,962	0.91
Energy					2.57
CHINA OILFIELD SERVICES LTD	2883	9.33	5,540,000	6,608,646	1.61
CHINA PETROLEUM & CHEMICAL CORP	386	6.76	4,552,000	3,934,323	0.96

The China Fund, Inc.

Portfolio in Full

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Health Care					1.28
CSPC PHARMACEUTICAL GROUP LTD	1093	17.36	2,364,000	5,247,087	1.28
Utilities					0.80
CHINA RESOURCES POWER HOLDINGS CO LTD	836	14.44	1,778,000	3,282,615	0.80
Materials					0.51
TIANGONG INTERNATIONAL CO LTD	826	1.33	12,250,000	2,083,094	0.51

Source: State Street Bank and Trust Company, IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Important Information:

Holdings are subject to change daily. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region.

The information contained herein has been obtained from sources believed to be reliable but Allianz Global Investors U.S. LLC and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund's annual and semiannual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund's website at www.chinafundinc.com. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on the Fund's holdings, performance and strategies. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering by a closed-end fund, its shares can be purchased and sold on the open market through a stock exchange, where shares may trade at a premium or a discount. The market price of holdings is subject to change daily.

P/E is a ratio of security price to earnings per share. Typically, an undervalued security is characterized by a low P/E ratio, while an overvalued security is characterized by a high P/E ratio. P/B is a ratio of the current stock price to the book value. This is used to identify undervalued stocks. Dividend yield is the annual percentage of return earned by an investor on a common or preferred stock. The average dividend yield is the dividend rate divided by current share price.

©2018 Allianz Global Investors Distributors LLC.

Investment Products: Not FDIC Insured | May Lose Value | Not Bank Guaranteed	FS-CHN-0118